                                  EXHIBIT 10.68

                               Sixth Amendment to

                           Purchase and Sale Agreement

                             dated February 2, 2004

                                 SIXTH AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

                                  by and among

                        Riverchase Assisted Living, Ltd.
                        Senior Lifestyle Heritage, L.L.C.
                Integrated Management - Carrington Pointe, L.L.C.
            Integrated Living Communities of West Palm Beach, L.L.C.
                  Senior Lifestyle Newport Limited Partnership
                 Senior Lifestyle Pinecrest Limited Partnership
                 Senior Lifestyle Prosperity Limited Partnership
                Integrated Living Communities of Sarasota, L.L.C.
                      Olympia Fields Senior Housing, L.L.C.
                  Senior Lifestyle East Bay Limited Partnership
                Senior Lifestyle Emerald Bay Limited Partnership
                              Greenwich Bay, L.L.C.
                 Senior Lifestyle North Bay Limited Partnership
                Senior Lifestyle Sakonnet Bay Limited Partnership
                             South Bay Manor, L.L.C.
                           West Bay Manor, L.L.C. and
                  Integrated Living Communities of Dallas, L.P.

                            collectively, as Sellers,

                                       and

                  CNL Retirement Corp., a Florida corporation,

                                  as Purchaser

                                February 2, 2004

                                 SIXTH AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

         THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made effective as of February 2, 2004 by and among (i) (1) Riverchase Assisted Living, Ltd., a Texas limited partnership, (2) Senior Lifestyle Heritage, L.L.C, a Delaware limited liability company, (3) Integrated Management
- Carrington Pointe, L.L.C., a Delaware limited liability company, (4) Integrated Living Communities of West Palm Beach, L.L.C. , a Delaware limited liability company, (5) Senior Lifestyle Newport Limited Partnership, a Delaware limited partnership, (6) Senior Lifestyle Pinecrest Limited Partnership, a Delaware limited partnership, (7) Senior Lifestyle Prosperity Limited Partnership, a Delaware limited partnership, (8) Integrated Living Communities of Sarasota, L.L.C., a Delaware limited liability company, (9) Olympia Fields Senior Housing, L.L.C., a Delaware limited liability company, (10) Senior Lifestyle East Bay Limited Partnership, a Delaware limited partnership, (11) Senior Lifestyle Emerald Bay Limited Partnership, a Delaware limited partnership, (12) Greenwich Bay, L.L.C., a Delaware limited liability company,
(13) Senior Lifestyle North Bay Limited Partnership, a Delaware limited partnership, (14) Senior Lifestyle Sakonnet Bay Limited Partnership, a Delaware limited partnership, (15) South Bay Manor, L.L.C., a Delaware limited liability company, (16) West Bay Manor, L.L.C., and (17) Integrated Living Communities of Dallas, L.P., a Delaware limited partnership (each a "Seller" and collectively, "Sellers"), and (ii) CNL Retirement Corp., a Florida corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Sellers and Purchaser entered into a Purchase and Sale Agreement dated as of December 19, 2003 (the "Base Agreement"), as amended by that certain First Amendment to Purchase and Sale Agreement dated December 30, 2003 (the "First Amendment"), that certain Second Amendment to Purchase and Sale Agreement dated December 31, 2003 (the "Second Amendment"), that certain Third Amendment to Purchase and Sale Agreement, dated January 5, 2004 (the "Third Amendment"), that certain Fourth Amendment to Purchase and Sale Agreement, dated January 16, 2004 (the "Fourth Amendment"), and that certain Fifth Amendment to Purchase and Sale Agreement, dated as of January 20, 2004 (the "Fifth Amendment") (collectively with the Base Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, the "Original Agreement") with respect to the purchase and sale of nineteen (19) senior living facilities.

         WHEREAS, Sellers and Purchaser wish to amend the Original Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used in this Amendment and not defined elsewhere herein shall have the meanings set forth on the Original Agreement.

SECTION 2. AMENDMENTS.


         2.1 The first sentence of Section 3.1 (Closing) to the Original Agreement is hereby deleted in its entirety and the following sentence is substituted therefor:


                  "The purchase, sale and lease of the Properties and other transactions contemplated hereby shall be consummated on a date (the "Closing Date") that is mutually agreeable to all of the parties but no later than February 5, 2004, as such date may be extended pursuant to the express terms and conditions of this Agreement (the "Closing")."

SECTION 3. MISCELLANEOUS.

         3.1 Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Amendment shall be delivered as set forth under Section 12.4 of the Original Agreement.

         3.2 Counterparts, Etc. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed originals for purposes of determining the enforceability of this Amendment. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. The Original Agreement as amended by this Amendment may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

         3.3 Ratification. Except as amended by this Amendment, the terms of the Original Agreement are hereby ratified and confirmed in all respects.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Purchase and Sale Agreement to be executed as a sealed instrument as of the date first hereinabove written.

                                         SELLERS:

                                         THE PARK AT RIVERCHASE (AL):

                                         RIVERCHASE ASSISTED LIVING, LTD.,
                                         a Texas limited partnership

                                         By: WXI/Senior Lifestyle Riverchase
                                             Gen-Par, L.L.C.,
                                             a Delaware limited liability
                                             company,
                                             its General Partner

                                             By: Integrated Living Communities,
                                                 L.L.C.,
                                                 a Delaware limited liability
                                                 company,
                                                 its Sole Member

                                                 By: /s/ Jon A. DeLuca
                                                     ---------------------------
                                                     Jon A. DeLuca
                                                     Vice President and
                                                     Chief Financial Officer

                                         THE HERITAGE PALMERAS (AZ):

                                         SENIOR LIFESTYLE HERITAGE, L.L.C.,
                                         a Delaware limited liability company

                                         By: WHSLA Real Estate Limited
                                             Partnership,
                                             a Delaware limited  partnership,
                                             its Sole Member

                                             By: WHSLA Gen-Par, Inc.,
                                                 a Delaware corporation,
                                                 its General Partner

                                                 By: /s/ Jon A. DeLuca
                                                     ---------------------------
                                                     Jon A. DeLuca
                                                     Vice President and
                                                     Chief Financial Officer

                                         CARRINGTON POINTE AND CHERRY HILLS CLUB
                                         (CA):

                                         INTEGRATED MANAGEMENT - CARRINGTON
                                         POINTE, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         HERON'S RUN (FL):

                                         INTEGRATED LIVING COMMUNITIES OF WEST
                                         PALM BEACH, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         NEWPORT PLACE AND THE POINTE AT NEWPORT
                                         PLACE (FL):

                                         SENIOR LIFESTYLE NEWPORT LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Newport, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 ------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         PINECREST PLACE (FL):

                                         SENIOR LIFESTYLE PINECREST LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Pinecrest, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         PROSPERITY OAKS (FL):

                                         SENIOR LIFESTYLE PROSPERITY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: Prosperity Gen-Par, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         WATERSIDE RETIREMENT ESTATES (FL):

                                         INTEGRATED LIVING COMMUNITIES OF
                                         SARASOTA, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         THE PARK AT OLYMPIA FIELDS (IL):

                                         OLYMPIA FIELDS SENIOR HOUSING, L.L.C.,
                                         a Delaware limited liability company

                                         By: WHSLC Realty, L.L.C.,
                                             a Delaware limited
                                             liability company

                                             By: WHSLH Realty, L.L.C.,
                                                 a Delaware limited liability
                                                 company,
                                                 its member

                                                 By: /s/ Jon A. DeLuca
                                                     ---------------------------
                                                     Jon A. DeLuca
                                                     Vice President and
                                                     Chief Financial Officer

                                         EAST BAY MANOR (RI):

                                         SENIOR LIFESTYLE EAST BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC East Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         EMERALD BAY MANOR (RI):

                                         SENIOR LIFESTYLE EMERALD BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Emerald Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         GREENWICH BAY MANOR (RI):

                                         GREENWICH BAY, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         NORTH BAY MANOR (RI)

                                         SENIOR LIFESTYLE NORTH BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC North Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         SAKONNET BAY MANOR (RI):

                                         SENIOR LIFESTYLE SAKONNET BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Sakonnet Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         SOUTH BAY MANOR (RI):

                                         SOUTH BAY MANOR, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         WEST BAY MANOR (RI):

                                         WEST BAY MANOR, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         TREEMONT RETIREMENT COMMUNITY (TX):

                                         INTEGRATED LIVING COMMUNITIES OF
                                         DALLAS, L.P.,
                                         a Delaware limited partnership

                                         By: Integrated Living
                                             Communities of Dallas Gen-Par,
                                             L.L.C.,
                                             a Delaware limited liability
                                             company,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         PURCHASER:

                                         CNL RETIREMENT CORP., A FLORIDA
                                         CORPORATION

                                         By: /s/ Marcel Verbaas
                                             -----------------------------------
                                             Marcel Verbaas
                                             Senior Vice President